UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) December 31, 2002


                         Commission File No.33-55254-42


                        QUANTITATIVE METHODS CORPORATION
        (Exact name of small business issuer as specified in its charter)


           NEVADA                                   33-55254-42
           ------                                   -----------
(State or other jurisdiction                 (Commission File Number)
of incorporation)

                87-0485310
                ----------
       (IRS Employer Identification No.)

54 Chemin Seize Arpents, Morin Heights (Quebec) Canada     J0R1H0
------------------------------------------------------     ------
(Address of principal executive offices)               (Postal Code)


         Issuer's telephone number, including area code: (450) 226-2622
                                                         --------------


7575 Trans-Canada Highway, Suite 500, St-Laurent (Quebec) Canada       H4T 1V6
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(Former address, if changed since last report)

Item 2 - Acquisition or Disposition of Assets

         On December 30, 2002, in lieu of a special meeting of the Board of Directors of Quantitative Methods Corporation ("QTTM" or the "Company") the members adopted a formal plan to abandon its wholly owned subsidiary, Softguard Enterprises Inc. ("Softguard").

         Management believes that there is no future benefit to the Company by continuing to own Softguard due to lack of operations.

         As a result of this decision, ownership of the Company's subsidiary was distributed to the original Softguard shareholders effective December 31, 2002. This transaction will be recorded in the December 31, 2002 financial statements as a discontinuation of operations.

         Further details will be provided in the 10-KSB filing.


Item 7 - Financial Statement and Exhibits

         Pro Forma Financial Information

     The financial statement information required will be filed not later than 60 days after the date of this report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        QUANTITATIVE METHODS CORPORATION



Dated:   January 15, 2003    By: s\ Bernard Bousseau
                                 ------------------------------
                                  Name:  BERNARD BOUSSEAU,
                                  Title:  President and Director